                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 13, 2000


                               KEY PLASTICS L.L.C.
             (Exact name of Registrant as specified in its charter)



         Michigan                     333-26729              35-1997449
(State or other jurisdiction      (Commission File         (IRS Employer
     of incorporation)                 Number)           Identification No.)



                          21333 Haggerty Road Suite 200
                              Novi, Michigan 48375
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (248) 449-6100



                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   OTHER EVENTS.

On March 13, 2000, Key Plastics L.L.C. (the "Registrant") issued a press release announcing that it believed it would miss the coupon payment due March 15, 2000, on its 10 1/4% senior subordinated notes due 2007, due to liquidity problems. The Registrant also announced in the press release that it had received a seven day waiver of default from its lenders in order to continue its dialogue with the lenders to reach a long term resolution to its liquidity problems and that it had hired Peter J. Solomon Company as its investment banker. The press release is attached hereto as Exhibits 99.1, and incorporated herein by reference.

ITEM 7:   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1        Press Release, dated March 13, 2000

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          KEY PLASTICS L.L.C.


                                          /s/Larry D. Schwentor
                                          ----------------------------
                                          Larry D. Schwentor
                                          Senior Vice President Finance &
                                          Administration/Chief Financial
                                          Officer

Dated:   March 15, 2000

                                 Exhibit Index
                                 -------------

Exhibit No.                      Description
-----------                      -----------
    99.1                         Press Release, dated March 13, 2000